UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 5, 2017

RPM INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14187	02-0642224
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2628 Pearl Road, P.O. Box 777, Medina, Ohio	44258
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 273-5090

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Annual Meeting Results

The Annual Meeting of Stockholders of the Company was held on October 5, 2017. The following matters were voted on at the Annual Meeting and received the approval of the Company’s stockholders:

(i) Election of Julie A. Lagacy, Robert A. Livingston, Frederick R. Nance and William B. Summers, Jr. as Directors of the Company. The nominees were elected as Directors with the following votes:

Julie A. Lagacy

For	101,651,854
Withheld	790,547
Broker non-votes	16,697,733

Robert A. Livingston

For	101,674,426
Withheld	767,975
Broker non-votes	16,697,733

Frederick R. Nance

For	101,135,716
Withheld	1,306,685
Broker non-votes	16,697,733

William B. Summers, Jr.

For	100,816,987
Withheld	1,625,414
Broker non-votes	16,697,733

In addition to the Directors above, the following Directors’ terms of office continued after the Annual Meeting: John P. Abizaid, Bruce A. Carbonari, David A. Daberko, Jenniffer D. Deckard, Salvatore D. Fazzolari, Thomas S. Gross, Craig S. Morford and Frank C. Sullivan.

(ii) The proposal to approve, on an advisory, non-binding basis, the compensation of the Company’s named executive officers, was approved with the following votes:

For	97,080,598
Against	4,363,202
Abstain	998,601
Broker non-votes	16,697,733

(iii) The non-binding, advisory vote on the frequency of future executive compensation votes received the following votes:

Every year	87,558,511
Every two years	737,116
Every three years	13,500,340
Abstain	646,434
Broker non-votes	16,697,733

In accordance with the Board of Directors’ recommendation and the voting results on this advisory proposal, the Company has decided that it will hold an advisory stockholder vote on the Company’s executive compensation every year until the next required advisory vote on the frequency of future executive compensation votes, which will occur no later than the Company’s Annual Meeting of Stockholders in 2023.

(iv) The proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2018 was approved with the following votes:

For	118,435,801
Against	279,812
Abstain	424,521
Broker non-votes	0

For information on how the votes for the above matters were tabulated, see the Company’s Definitive Proxy Statement used in connection with the Annual Meeting of Stockholders on October 5, 2017.

Item 8.01.	Other Events.

On October 5, 2017, the Company issued a press release announcing an increase in its quarterly cash dividend. A copy of the press release is furnished with this current report on Form 8-K as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release of the Company, dated October 5, 2017, announcing a dividend increase.

Exhibit Index

Exhibit Number	Description

99.1	Press Release of the Company, dated October 5, 2017, announcing a dividend increase.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RPM International Inc. (Registrant)

Date October 12, 2017	/s/ Edward W. Moore
Edward W. Moore
Senior Vice President, General Counsel and Chief Compliance Officer